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                                                                [EXECUTION COPY]

                                       GUARANTY

                                     (Subsidiary)

                             Dated as of August 20, 1997

    Each of the undersigned corporations (each a "Guarantor" and, collectively the "Guarantors"), hereby agrees in favor of NationsBank, N.A., as Agent under the Loan Agreement (as hereinafter defined), as follows:

    Section 1.     CROSS REFERENCES AND DEFINITIONS.

         (a) Reference is made to the Loan and Security Agreement, dated as of August 20, 1997 (the same as it may be amended, modified or supplemented from time to time being referred to as the "Loan Agreement"), between Burke Industries, Inc., a California corporation (successor by merger to JFL Merger Co., the "Borrower"), the "Lenders" parties thereto from time to time, and the Agent.

         (b)  For the purposes of this Guaranty:

              "AGENT" and "Lender" each have the meaning ascribed to such terms in the Loan Agreement and "Lender" also means and includes each subsequent holder of a Note.

              "OBLIGOR" means any obligor, maker, endorser. acceptor, surety or guarantor (other than the Guarantor), from time to time, of any Secured Obligation.

         (c) Unless otherwise defined in this Guaranty, terms used herein which are defined in the Loan Agreement shall have the same meaning herein as therein ascribed to them.

    Section 2.     GUARANTY.

         (a) GUARANTY. In consideration of the execution and delivery by the Lenders of the Loan Agreement and the making of Loans and issuing of Letters of Credit to the Borrower by the Lenders thereunder, the Guarantor, as primary obligor and not as surety merely, hereby guarantees absolutely and unconditionally to the Agent and the Lenders the due and punctual payment, when and as due (whether upon demand, at maturity, by reason of acceleration or otherwise), and performance of all Secured Obligations, whether now existing or hereafter arising (hereinafter referred to as the "Guaranteed Obligations"), and agrees to pay any and all expenses (including, but not limited to, reasonable legal fees and disbursements) which may be incurred by the, Agent or any Lender in enforcing its rights under this Guaranty. The liability of each Guarantor under this Guaranty is primary, unlimited and unconditional, and shall be enforceable before, concurrently or after any claim or demand is made or suit is filed against the Borrower or any other Obligor and before, concurrently or after any proceeding by the Agent against any Collateral or other security for the Guaranteed Obligations and shall be effective

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regardless of the solvency or insolvency of the Borrower or any other Obligor at any time, the extension or modification of any of the Guarantedd Obligations by operation of law or the subsequent reorganization, merger or consolidation of the Borrower or any change in its composition, nature, ownership, personnel or location, and this Guaranty shall be a continuing guaranty of any and all notes given in extension or renewal of the Guaranteed Oligations. Each Guarantor acknowledges, agrees and confirins that this is a guaranty of payment and not of collection only and that demand for payment may be made hereunder on any number of occasions in the amount of all or any portion of the Guaranteed Obligations then due and no single demand shall exhaust the rights of the Agent or the Lenders hereunder.

         (b) PAYMENT BY GUARANTORS. If the Borrower shall fail to pay, when due and payable, any Guaranteed Obligation, the Guarantors will, without demand or notice, immediately pay the same to the Agent for the account of the Lenders. If any Guaranteed Obligation would be subject to acceleration, but such acceleration is enjoined or stayed, the Guarantors will to the extent permitted by Applicable Law, purchase such Guaranteed Obligation for a price equal to the outstanding principal amount thereof, plus such accrued interest and other amounts as would have been payable had such Guaranteed Obligation been paid or prepaid at the time of such purchase. All payments by the Guarantors under this Guaranty shall be made without any setoff, counterclaim or deduction whatsoever, and in the same currency and funds as are required to be paid by the Borrower.

         (c) WAIVER. Each Guarantor waives without any requirement of any notice to or further assent by such Guarantor, to the fullest extent permitted by Applicable Law, (i) diligence, presentment, demand, protest and notice of any kind whatsoever, (ii) any requirement that the Agent or any Lender exhaust any right or take any action against any Obligor or other Person or any of the Collateral or other security for the Guaranteed Obligations, (iii) the benefit of all principles or provisions of Applicable Law which are or might be in conflict ,with the terms of this Guaranty, (iv) notice of acceptance hereof, (v) notice of Default or Event of Default, (vi) notice of any and all favorable and unfavorable information, financial or other, about the Borrower, any Obligor or other Person, heretofore, now or hereafter learned or acquired by the Agent or any Lender, (vii) all other notice to which such Guarantor or Obligor might otherwise: be entitled,
(viii) all defenses, set-offs and counterclaims of any kind whatsoever (but not the right to bring an independent action), (ix) notice of the existence or creation of any Guaranteed Obligations, (x) notice of any alteration, amendment, increase, extension or exchange of any of the Guaranteed Obligations, (xi) notice of any amendments, modifications or supplements to the Loan Agreement or any Loan Document, (xii) notice of any release of Collateral or other security for the Guaranteed Obligations or any compromise or settlement with respect thereto, (xiii) all diligence in collection or protection of or realization upon the Collateral or any of the Guaranteed Obligatons, and (xiv) the right to require the Agent to proceed against any Obligor.

         (d) CONSENTS. Each Guarantor consents without the requirement of any notice to or further assent by such Guarantor, to the fullest extent permitted by Applicable Law, that (i) the time of payment of any Guaranteed Obligation may be extended, (ii) any provision of the Loan Agreement or any Loan Document may be amended, waived or modified, (iii) any Obligor

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may be released from its obligations or other obligors or guarantors substituted therefor or added, (iv) any Collateral or other property now or hereafter securing the Guaranteed Obligations may be released, exchanged, substituted, compromised or subordinated in whole or in part or any security may be added, and (v) the Agent may proceed against any Guarantor or any Obligor without proceeding against any other Obligor.

         (e) GUARANTOR BOUND. The Guarantors will remain bound under this Guaranty notwithstanding any changes, extensions, exchanges, substitutions. releases, compromises, subordinations, amendments, waivers or modifications or any other circumstances, whether or not referred to in CLAUSES (C) OR (D) above, which might otherwise constitute a legal or equitable discharge of a guaranty.

         (f) ABSOLUTE OBLIGATION. The obligations of the Guarantors hereunder are irrespective of and shall not be dependent upon or affected by
(i) the validity, legality or enforceability of the Loan Agreement, the Note(s) or any Loan Document, (ii) the existence, value or condition of any of the Collateral or other security for the Guaranteed Obligations, (iii) the validity, perfection or priority of the Security Interest in any of the Collateral or other security, (iv) any action or failure to take action by the Agent or any Lender under, or with respect to, the Loan Agreement, the Note(s), any Loan Document, any Guaranteed Obligation, any Obligor or any of the Collateral or other security, (v) any other dealings among the Agent, the Lenders, the Borrower or any Obligor, or (vi) any present or future law or order of any government agency thereof purporting to reduce, amend or otherwise affect any obligations of the Borrower or the Guarantors.

         (g) RECOVERY OF PAYMENTS. In the event that any or all of the amounts guaranteed by the Guarantors are or were paid by the Borrower or any other Obligor or are or were paid or reduced by application of the proceeds of any Collateral, and all or any part of such payment is recovered from the Agent or any Lender under any applicable bankruptcy or insolvency law or otherwise, the liability of the Guarantors under this Guaranty shall continue and remain in full force and effect to the extent permitted by Applicable Law.

         (h) WAIVER OF REIMBURSEMENT, SUBROGATION. Each Guarantor hereby waives, irrevocably and to the fullest extent permitted by Applicable Law, any and all rights of subrogation, indemnification, reimbursement, contribution or similar rights which such Guarantor may have against the Borrower or any Obligor or any Collateral, other security or otherwise until all Secured Obligations have been paid in full. The provisions of this SUBSECTION (H) shall survive the termination of this Guaranty.

         (i) BINDING NATURE OF CERTAIN ADJUDICATIONS. Upon written notice of the institution by the Agent or any Lender of any action or proceedings, legal or otherwise, for the adjudication of any controversy with the Borrower, the Guarantors will be conclusively bound by the adjudication in any such action or proceedings and by a judgment. award or decree entered therein. Each Guarantor waives the right to assert in any action or proceeding brought by the Agent or any Lender, upon the Loan Agreement, the Note(s) or any Loan Document, any offsets

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or counterclaims which such Guarantor may have with respect thereto (other than (subject to Section 2(g) payment of the Secured Obligations.

         (j) VALIDITY AND ENFORCEABILITY OF GUARANTY. The Guarantors will take all action required so that the guaranty contained herein will at all times be a binding obligation of the Guarantors enforceable in accordance with its terms.

    Section 3. REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants to the Agent and the Lenders as follows:

         (a) ORGANIZATION, POWER, QUALIFICATION. Such Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

         (b) AUTHORIZATION OF GUARANTY. Such Guarantor has the right and power and has taken all necessary action to authorize it to guarantee the Guaranteed Obligations hereunder and to execute, deliver and perform this Guaranty in accordance with its terms. This Guaranty has been duly executed and delivered by the duly authorized officers of such Guarantor and is a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms.

         (c) COMPLIANCE OF GUARANTY WITH LAWS, ETC. The execution, delivery and performance of this Guaranty in accordance with its terms and the guaranty of the Guaranteed Obligations hereunder do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Government Approval or violate any Applicable Law relating to the Guarantor,
(ii) conflict with, result in a breach of or constitute a default under (a) the certificate of incorporation or by-laws of such Guarantor, (b) any indenture, agreement or other instrument to which such Guarantor is a party or by which it or any of its properties may be bound or (c) any Governmental Approval, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Guarantor.

         (d) FINANCIAL INTEREST. The Guarantor is a Subsidiary of the Borrower and is engaged in a related and mutually interdependent business with the Borrower and will derive indirect financial and business advantages and benefits from the Loans and other financial ACCOMMODATIONS that the Lenders may make to the Borrower.

    Section 4. LITIGATION. THE GUARANTORS, AND THE AGENT AND THE LENDERS HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY GUARANTOR ARISING OUT OF THIS GUARANTY, OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN A GUARANTOR AND THE AGENT OR ANY LENDER OF ANY KIND OR NATURE.

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    Section 5.     TITLES AND CAPTIONS.  Titles and captions of Sections and
subsections in this Guaranty are for convenience only, and neither limit nor amplify the provisions of this Guaranty.

    Section 6. SEVERABILITY OF PROVISIONS. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

    Section 7. GOVERNING LAW. This Guaranty shall be construed in accordance with and governed by the law of the State of New York.

         (b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that the Agent, or any Lender may otherwise have to bring any action or proceeding relating to this Guaranty or the other Loan Documents against such Guarantor or its properties in the courts of any jurisdiction.

         (c) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or the other Loan Documents in any court referred to in Section 7(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10. Nothing in this Guaranty will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

    Section 8. COUNTERPARTS. This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

    Section 9. MISCELLANEOUS. This Guaranty and the other agreements contemplated by this Guaranty supersede all prior negotiations, agreements and understandings, and constitute the entire agreement between the parties with respect to the subject matter thereof. All the provisions of this Guaranty shall be binding upon each Guarantor and its successors and assigns,

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and each Lender may assign or transfer any of its rights under this Guaranty in connection with the transfer of its interests under the Loan Agreement in accordance with the terms thereof. Any term, covenant, agreement or condition of this Guaranty may be amended or waived, and any departure therefrom may be consented to, if, but only if, such amendment, waiver or consent is in writing and is signed by the Agent and the Required Lenders and, in the case of any amendment, also by the Guarantors. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the instance and for the specific purpose for which given and no waiver of any condition, or of the breach of any term, provision, warranty, representation, agreement or covenant contained in this Guaranty, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, warranty, representation, agreement or covenant contained in this Guaranty. The failure of the Agnet or any Lender at any time or times to require performance of any provisions of this Guaranty shall in no manner affect the right to enforce the same. Whenever the contexr so requires, the singular number shal include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders.

    Section 10. NOTICES. All notices and other communications provided for hereunder shall be in writing and given in accordance with the provisions of SECTION 14.1 of the Loan Agreement and such provisions are hereby incorporated herein by this reference as if fully set forth herein. The address of each Guarantor for such purposes shall be as set forth on the signature page hereof, or such other address notice of which is given in accordance with the provisions hereof and the address of the Lenders shall be as provided from time to time pursuant to SECTION 14.1 of the Loan Agreement.
 Each Guarantor agrees that if any notification of intended disposition of Collateral or other security for the Guaranteed Obligations or of any other act by the Agent or any Lender is required by law and a specific time period is not stated therein, such notification given in accordance with the provisions of this SECTION 10, at least ten (10) days prior to such disposition or act shall be deemed reasonable and properly given.

    Section 11. LIMITATION ON GUARANTEED OBLIGATIONS. The obligations of each Guarantor hereunder shall be li mited to an aggregate amount that is equal to the largest amount that would not render the obligations of such Guarantor hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code (Title 11 of the United States Code) or any comparable provision of Applicable Law.

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     IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed by its duly authorized officer(s) as of the day and year first written above.

                                              BURKE FLOORING PRODUCTS, INC.

[Corporate Seal]                              By:
                                                  Name:
                                                  Title:

Attest:                                       Address:
      Name:
      Title:

                                              BURKE CUSTOM PROCESSING, INC.
[Corporate Seal]
                                              By:
                                                 Name:
                                                 Title:

Attest:                                         Address:
       Name:
       Title:

                                              BURKE RUBBER COMPANY, INC.

[Corporate Seal]
                                              By:
                                                 Name:
                                                 Title:

Attest:                                       Address:
       Name:
       Title:

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